INCOME TAXES	12 Months Ended
Dec. 31, 2019
INCOME TAXES
INCOME TAXES

12. INCOME TAXES

The Company’s current tax provision for the years ended December 31, 2019 and 2018 is $0 and $0, respectively. The Company’s deferred tax provision for the years ended December 31, 2019 and 2018 is $0 and $0, respectively.

Deferred income tax assets and liabilities consist of the following (in thousands):

	Year ended
	December 31,
	2019	2018
Deferred tax assets/(liabilities)
Accrued expenses	$—	$—
Operating lease liability	706	—
Stock‑based compensation	1,582	98
Capitalized startup costs	22	35
Right of use asset	(705)	—
Net operating losses	19,937	6,176
Total deferred tax assets	21,542	6,309
Less: valuation allowance	(21,542)	(6,309)
Net deferred tax asset (liability)	$—	$—

Deferred tax assets result primarily from unutilized net operating losses, stock-based compensation, operating lease liability, and timing differences as a result of the Company reporting its income tax returns. As of December 31, 2019, the Company had approximately $57.6 million of federal operating losses (“NOLs”) carried forward. Of this amount, approximately $3.6 million will begin to expire in 2037 and approximately $54.0 million are carried forward indefinitely. The Company had approximately $57.6 million in state net operating loss carryforwards available to offset future taxable income.  Some of these net operating losses follow the Federal Tax Cuts and Jobs Act and are indefinite life and other are definite life with various expiration dates. Additionally, the Company generated approximately $39.8 million of NOLs in 2019 which, for federal income tax purposes, do not expire but are limited to offsetting up to 80% of future taxable income.

The NOL carry forwards are subject to review and possible adjustment by the U.S. and state tax authorities. NOL carry forwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders, as defined under Sections 382 Internal Revenue Code. This could limit the amount of NOLs that the Company can utilize annually to offset future taxable income or tax liabilities. As of December 31, 2019, the Company has not performed such an analysis. Subsequent ownership changes and proposed future changes to tax rules in respect of the utilization of losses carried forward may further affect the limitation in future years.

In assessing the realizability of the Company’s deferred tax assets, management considers whether or not it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. The Company’s assessment is based on the weight of available evidence, including cumulative losses since inception and expected future losses and, as such, the Company does not believe it is more likely than not that the deferred tax assets will be realized. Accordingly, a full valuation allowance has been established and no deferred tax assets and related tax benefit have been recognized in the accompanying financial statements. At December 31, 2019 and 2018, the Company recorded valuation allowances of $21.5 million and $6.3 million, respectively, representing an increase in the valuation allowance of $15.3 million in 2019 due to the uncertainty regarding the realization of such deferred tax assets, to offset the benefits of net operating losses generated during those years.

The U.S. federal statutory corporate tax rate reconciles to the Company’s effective tax rate for the years ended December 31, 2019 and 2018:

	Year Ended
	December 31,
	2019	2018
Federal statutory rate	21.0%	21.0%
State and local taxes net of federal tax benefit	13.2	13.5
Tax rate change	0.0	0.3
Change in valuation allowance	(33.4)	(28.5)
Permanently disallowed interest expense	(0.7)	(6.3)
Other	(0.1)	—
Total	0.0%	0.0%